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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8) of our report dated October 14, 1997, with respect to the consolidated financial statements of Quintiles Transnational Corp. included in its Current Report on Form 8-K dated October 17, 1997, filed with the Securities and Exchange Commission.


                                              /s/ Ernst & Young LLP

                                                  Ernst & Young LLP



Raleigh, North Carolina
November 14, 1997